EXHIBIT 32
CERTIFICATION OF PERIODIC FINANCIAL REPORTS
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, in their respective capacities as chief executive officer and chief financial officer of Schweitzer-Mauduit International, Inc. (the “Company”), hereby certify to the best of their knowledge following reasonable inquiry that the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2009, which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such periodic report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.

By:	/s/ FREDERIC P. VILLOUTREIX	By:	/s/ PETER J. THOMPSON
	Frédéric P. Villoutreix		Peter J. Thompson
	Chairman of the Board and		Treasurer, Chief Financial and
	Chief Executive Officer		Strategic Planning Officer

	November 3, 2009		November 3, 2009
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 1350 of Title 18 of the United States Code and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).